----------------------------                                                                             -------------------------
          number                                                                                                  Shares
MC
----------------------------                                                                             -------------------------

                                                                   mobiclear

                                                                                                           SEE REVERSE FOR CERTAIN
                                        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA                  DEFINITIONS

                                                                  COMMON STOCK                                   CUSIP 60705l 20 4



This Certifies That:

is the owner of

                            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF

           ____________________________________                                              ____________________________________
      _________________________________________                                              ____________________________________
           ____________________________________                 Mobiclear, Inc.              ____________________________________

transferable only on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Pennsylvania, and to the
Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                                                          COUNTERSIGNED:
                                            Mobiclear, Inc.                               CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                               CORPORATE                                                             JERSEY CITY, NJ
Dated:                                            SEAL                                                                TRANSFER AGENT
                                                  1972
                                              PENNSYLVANIA

                                                                                           By:
                                                                                                                  AUTHORIZED OFFICER
                                          TREASURER                                       CHIEF EXECUTIVE OFFICER






         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -       as tenants in common           UNIF GIFT MIN ACT -                       Custodian
                                                                     ----------------                  ---------------
TEN ENT -       as tenants by the                                        (Cust)                           (Minor)
                entireties
JT TEN -        as joint tenants with                                       under Uniform Gifts to Minors Act
                right of
                survivorship and not as                                              ----------------
                tenants in common                                                         (State)

                                Additional abbreviations may also be used though
                                              not in the above list.



         For Value Received _______________________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------

---------------------------------


                             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


___________________________________________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated

                  _______________________________________________________________________________________________________
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THE
                  CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER
FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
